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                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         In consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, Cedar Shopping Centers Partnership, L.P., a Delaware limited partnership ("Assignor") hereby assigns to Cedar Townfair Phase III, LLC, a Delaware limited liability company (together with its successors and assigns, "Assignee"), without recourse, all of its right, title and interest in and to that certain Agreement of Purchaser and Sale dated as of December 24, 2003 (the "Agreement") by and between Assignor (as purchaser), and Townfair Center Associates and Townfair Center Associates, Phase III (collectively, as seller), as such Agreement relates to the land with the improvements thereon owned by Townfair Center Associates, Phase III (and not Townfair Center Associates) and described on Exhibit A attached hereto and made a part hereof (the "Property").

         Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions on the part of Assignor (if any) to be performed under the Agreement as relate to the Property, from and after the date hereof.

         This Assignment and Assumption Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties have executed this agreement as of March _____, 2004.

                                    ASSIGNOR:

                                    Cedar Shopping Centers Partnership, L.P.

                                    By:  Cedar Shopping Centers, Inc.
                                         its general partner

                                    By:  /s/ Leo S. Ullman
                                          ----------------------------------
                                         Leo S. Ullman, President



                                    ASSIGNEE:

                                    Cedar Townfair Phase III, LLC

                                    By: Cedar Shopping Centers Partnership, L.P.
                                        its sole member

                                    By: Cedar Shopping Centers, Inc.
                                        its general partner

                                    By: /s/ Leo S. Ullman
                                        -------------------------------
                                        Leo S. Ullman, President



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                                    Exhibit A

          All that certain lot or parcel of land situate in White Township, Indiana County, Pennsylvania identified as Lot 4B-1 shown on Townfair Plan No. 4 recorded in Record Book Volume 1326, page 189, bounded and described as follows:

         Thence from the original point of beginning S 05(degree) 40' 30" W a distance of 573.37 feet to a point; thence by the line dividing Lot 4B in Townfair Plan No; 4 and lands now or formerly of A. Blaine Fairman S 87(degree) 24' 30" W a distance of 199.04 feet to a point; thence by a line dividing Lot 4B-1 and Lot 4D-1 in said Townfair Plan No. 4 the following seven (7) courses and distances:

         N 04(degree)26' 47" W a distance of 197.99 feet;
         S 85(degree)33' 13" W a distance of 51.07 feet;
         N 04(degree)26' 47" W a distance of 116.00 feet;
         S 85(degree)33' 13" W a distance of 140.00 feet;
         N 04(degree)26' 47" W a distance of 32.00 feet;
         S 85(degree)33' 13" W a distance of 156.58 feet;
         N 32(degree)20' 22" W a distance of 52.18 feet on the line dividing Lot 4A and Lot 4B in said Townfair Plan No. 2.

         Thence on the line dividing Lot 4A and Lot 4B in said Townfair Plan No. 2 the following seven (7) courses and distances:

         N 60(degree) 18' 41" E a distance of 12.70 feet;
         N 36(degree) 47' 14" E a distance of 41.79 feet;
         N 53(degree) 22' 57" E a distance of 103.15 feet;
         N 60(degree) 48' 33" E a distance of 315.89 feet;
         N 83(degree) 09' 40" E a distance of 89.49 feet;
         S 66(degree) 43' 51" E a distance of 103.04 feet;
         S 84(degree) 19' 30" E a distance of 79.12 feet to the original point of beginning.